UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4994

Legg Mason Partners Massachusetts Municipals Fund

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT

NOVEMBER 30, 2006

Legg Mason Partners

Massachusetts Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY  LOSE VALUE

Legg Mason Partners Massachusetts Municipals Fund

Annual Report  •  November 30, 2006

What’s

Inside

Fund Objective

The Fund seeks to provide Massachusetts investors with as high a level of interest income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital.

*	Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After gross domestic product (“GDP”)i increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% according to the U.S. Commerce Department, and the final estimate for third quarter GDP was 2.0%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

During the reporting period, short-term yields rose modestly while long-term yields slightly declined. However, Treasury yields experienced periods of extreme volatility over the period. After peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended November 30, 2006, two-year Treasury yields increased to 4.62% versus 4.45% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.52% to 4.46%.

Looking at the municipal market, it outperformed its taxable bond counterparts over the 12 months ended

Legg Mason Partners Massachusetts Municipals Fund         I

November 30, 2006. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv returned 6.12% and 5.94%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective January 12, 2006, Joseph P. Deane and David T. Fare assumed portfolio management responsibilities for the Fund.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Effective October 30, 2006, the Board appointed S. Kenneth Leech, Stephen A. Walsh and Robert Amodeo as additional portfolio managers of the Fund. Mr. Leech and Mr. Walsh are portfolio managers of Western Asset and have been employed by Western Asset for more than five years. Mr. Amodeo is also a portfolio manager of Western Asset and has been employed by Western Asset (or its affiliates or their predecessors) for more than five years.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Massachusetts Municipals Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining,

II         Legg Mason Partners Massachusetts Municipals Fund

among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 22, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Massachusetts Municipals Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the first half of the reporting period, the bond market faced a number of challenges, including five additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and continued economic expansion. However, as the period progressed, oil prices declined, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during their meetings in August, September and October 2006. The Fed again held rates steady in December after the reporting period ended. All told, the municipal bond market generated positive returns during the one year period ended November 30, 2006 and outperformed the overall taxable bond market. During that period, the Lehman Brothers Municipal Bond Indexii gained 6.12% while the Lehman Brothers U.S. Aggregate Indexiii returned 5.94%.

Performance Review

For the 12 months ended November 30, 2006, Class A shares of Legg Mason Partners Massachusetts Municipals Fund, excluding sales charges, returned 6.09%. These shares outperformed the Lipper Massachusetts Municipals Debt Funds Category Average1 which increased 5.37%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 6.12% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Given the rising interest rate environment during much of the reporting period, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s durationiv was generally shorter than its benchmark index. Overall, this proved to be beneficial, since bond prices generally fall when interest rates rise. In addition, we were able to use the proceeds from cash flows and coupons to reinvest into municipal bonds, which offered higher coupons.

Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 51 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         1

Performance Snapshot as of November 30, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months
Massachusetts Municipals Fund—Class A Shares	2.99%	6.09%

Lehman Brothers Municipal Bond Index	4.53%	6.12%

Lipper Massachusetts Municipal Debt Funds Category Average	4.06%	5.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current expense reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 2.68% and Class C shares returned 2.75% over the six months ended November 30, 2006. Excluding sales charges, Class B shares returned 5.47% and Class C shares returned 5.43% over the twelve months ended November 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for Class A shares, Class B shares and Class C shares were 4.00%, 3.57%, and 3.61%, respectively. Current expense reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent current reimbursements or waivers, performance would have been lower and the 30-Day SEC Yields for Class A shares, Class B shares, and Class C shares would have been 3.87%, 3.44% and 3.48%, respectively.
The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 52 funds for the 6-month period and among the 51 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

What were the leading detractors from performance?

A. During the period, lower rated municipal bonds outperformed their higher quality counterparts. As a result, the Fund’s high quality bias detracted from results. In particular, not having exposure to more speculative areas of the market hurt the Fund’s performance. In addition, late in the reporting period yields fell and the Fund’s shorter maturity detracted from results.

2         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period. While the bond market rallied in the second half of the reporting period, we did not believe it was prudent to adjust the Fund to a more neutral position. Rather, we maintained a more conservative stance for the Fund while looking for pockets of opportunity.

Thank you for your investment in the Legg Mason Partners Massachusetts Municipals Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 14, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified Fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

iii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2006 and held for the six months ended November 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.99%	$1,000.00	$1,029.90	0.77%	$3.92

Class B	2.68	1,000.00	1,026.80	1.36	6.91

Class C	2.75	1,000.00	1,027.50	1.39	7.06

(1)	For the six months ended November 30, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.21	0.77%	$3.90

Class B	5.00	1,000.00	1,018.25	1.36	6.88

Class C	5.00	1,000.00	1,018.10	1.39	7.03

(1)	For the six months ended November 30, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 11/30/06	6.09%	5.47%	5.43%

Five Years Ended 11/30/06	4.73	4.16	4.11

Ten Years Ended 11/30/06	5.17	4.60	4.57

Inception* through 11/30/06	6.67	5.12	5.83

	With Sales Charges(3)
	Class A(4)	Class B	Class C
Twelve Months Ended 11/30/06	1.61%	0.97%	4.43%

Five Years Ended 11/30/06	3.83	3.99	4.11

Ten Years Ended 11/30/06	4.72	4.60	4.57

Inception* through 11/30/06	6.42	5.12	5.83

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (11/30/96 through 11/30/06)	65.62%

Class B (11/30/96 through 11/30/06)	56.85

Class C (11/30/96 through 11/30/06)	56.31

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.

*	Inception dates for Class A, B and C shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Massachusetts Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper Massachusetts Municipal Debt Funds Category Average† (November 1996 — November 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on November 30, 1996, assuming deduction of the maximum initial sales charge of 4.25% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2006. The Lehman Brothers Municipal Bond Index is a broad based index of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Massachusetts Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds (51 funds as of November 30, 2006). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Schedule of Investments (November 30, 2006)

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 83.0%
Education — 11.6%
$1,000,000	AAA	Massachusetts School Building Authority, Dedicated Sales Tax Revenue, Series A, FSA-Insured, 5.000% due 8/15/30	$1,073,530
		Massachusetts State DFA Revenue:
1,000,000	AA	Applewild School Issue, Radian-Insured, 5.750% due 8/1/29	1,057,710
1,105,000	AA	Assumption College, Series A, Radian-Insured, 5.750% due 3/1/20	1,176,316
1,000,000	AAA	Boston University, Series T-1, AMBAC-Insured, 5.000% due 10/1/35	1,075,210
1,000,000	A	Curry College, Series A, ACA-Insured, 6.000% due 3/1/31	1,057,910
1,070,000	Aaa(a)	Williston Northampton School Project, XLCA-Insured, 5.000% due 10/1/25	1,148,827
2,500,000	AAA	Massachusetts State, HEFA Revenue, University of Massachusetts, Project, Series C, MBIA-Insured, 5.250% due 10/1/31	2,703,875
665,000	A	University of Virgin Islands, Refunding & Improvement, Series A, ACA-Insured, 6.000% due 12/1/19	718,832

		Total Education	10,012,210

Escrowed to Maturity (b) — 4.4%
1,380,000	AAA	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (c)	1,486,398
1,750,000	AAA	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13	2,334,885

		Total Escrowed to Maturity	3,821,283

Finance — 1.2%
1,000,000	NR	Virgin Islands Public Finance Authority Revenue, Series E, Subordinated Lien, Fund Loan Notes, 5.750% due 10/1/13	1,046,180

General Obligation — 12.2%
1,500,000	AAA	Massachusetts State, RITES, Series PA 964-R, MBIA-Insured, 7.321% due 11/1/09 (d)(e)	1,758,330
2,500,000	AAA	Massachusetts State, GO, Consolidated Loan, Series E, AMBAC-Insured, 5.000% due 11/1/24 (f)	2,724,075
1,000,000	NR	Northern Mariana Islands Commonwealth, GO, Series A, 7.375% due 6/1/30	1,076,490
2,000,000	BBB	Puerto Rico Commonwealth, GO, Public Improvement, Series A, 5.250% due 7/1/22	2,202,160
1,000,000	Aaa(a)	Quaboag, MA, Regional School District, GO, State Qualified, FSA-Insured, State Aid Withholding, 5.500% due 6/1/20	1,069,240
1,500,000	AAA	Westwood, MA, GO, MBIA-Insured, 5.375% due 6/1/17	1,651,020

		Total General Obligation	10,481,315

Hospitals — 12.2%
1,000,000	AAA	Massachusetts State DFA Revenue, VOA Concord, Series A, GNMA-Collateralized, 6.900% due 10/20/41	1,148,990

See Notes to Financial Statements.

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Schedule of Investments (November 30, 2006) (continued)

Face Amount	Rating‡	Security	Value

Hospitals — 12.2% (continued)
		Massachusetts State HEFA Revenue:
		Berkshire Health Systems, Series E:
$1,000,000	BBB+	6.250% due 10/1/31	$1,079,940
750,000	AA	Radian-Insured, 5.700% due 10/1/25	820,890
2,000,000	BBB	Caritas Christi Obligation, Series B, 6.750% due 7/1/16	2,260,440
450,000	AAA	CARS Medical Center of Central Massachusetts, Series B, AMBAC-Insured, Variable Rate INFLOS, 9.240% due 6/23/22 (g)	483,444
		Covenant Healthcare System:
1,000,000	A	6.500% due 7/1/17	1,121,890
750,000	A	6.000% due 7/1/31	825,083
1,000,000	BBB-	Milford-Whitinsville Hospital, Series D, 6.350% due 7/15/32	1,091,300
1,500,000	BBB	University of Massachusetts Memorial Health Care Inc., Series C, 6.625% due 7/1/32	1,667,625

		Total Hospitals	10,499,602

Housing: Multi-Family — 2.1%
		Framingham, MA, Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A, GNMA-Collateralized:
400,000	AAA	6.200% due 2/20/21	446,100
1,200,000	AAA	6.350% due 2/20/32	1,337,748

		Total Housing: Multi-Family	1,783,848

Housing: Single-Family — 1.2%
1,000,000	AA-	Massachusetts State Housing Financial Agency, Housing, Series E, 4.500% due 6/1/38	1,000,220

Industrial Development — 2.3%
935,000	NR	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (h)	951,409
1,000,000	AA	Massachusetts State DFA Revenue, May Institute Issue Inc., Radian-Insured, 5.750% due 9/1/29	1,053,480

		Total Industrial Development	2,004,889

Life Care Systems — 4.4%
		Massachusetts State DFA Revenue:
1,300,000	BBB-	First Mortgage, Edgecombe Project, Series A, 6.750% due 7/1/26	1,405,755
1,000,000	AAA	Neville Community, Series A, GNMA-Collateralized, 6.000% due 6/20/44	1,116,770
1,195,000	AAA	Massachusetts State IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, Series A, FHA-Insured, 6.500% due 8/1/37	1,275,627

		Total Life Care Systems	3,798,152

Miscellaneous — 1.3%
1,000,000	A+	Massachusetts State DFA Revenue, Massachusetts Biomedical Research Corp., Series C, 6.250% due 8/1/20	1,089,750

See Notes to Financial Statements.

10         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Schedule of Investments (November 30, 2006) (continued)

Face Amount	Rating‡	Security	Value

Pre-Refunded (i) — 17.1%
$850,000	NR	Boston, MA, IDA Financing Revenue, Refunding, North End Community, Series A, FHA-Insured, Call 8/1/07 @ 105, 6.450% due 8/1/37	$906,364
		Massachusetts State:
1,915,000	AAA	Consolidated Loan, Series D, MBIA-Insured, Call 8/1/12 @ 100, 5.375% due 8/1/22	2,089,476
2,750,000	AAA	Project, Series C, MBIA-Insured, Call 10/1/10 @ 100, 5.250% due 10/1/20(f)	2,914,560
		Massachusetts State DFA Revenue:
1,000,000	NR	Briarwood, Series B, Call 12/1/10 @ 101, 8.250% due 12/1/30	1,177,570
1,000,000	AAA	Western New England College, AMBAC-Insured, Call 7/1/10 @ 102, 5.250% due 7/1/20	1,075,580
		Massachusetts State HEFA Revenue:
1,500,000	BBB+(j)	Winchester Hospital, Series E, Call 7/1/10 @ 101, 6.750% due 7/1/30	1,653,315
750,000	Aa2(a)	Youville House Inc., Industrial Project, Series A, FHA-Insured, Call 2/15/07 @ 102, 6.050% due 2/15/29	768,525
1,000,000	AAA	Massachusetts State Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/22	1,070,190
85,000	AAA	Massachusetts State, GO, Consolidated Loan, Series D, MBIA-Insured, Call 8/1/12 @ 100, 5.375% due 8/1/22	92,744
735,000	BBB	Puerto Rico Public Buildings Authority Revenue, Government Facilities, Series D, Call 7/1/12 @ 100, 5.375% due 7/1/33	801,091
1,000,000	AAA	University of Massachusetts Building Authority Project Revenue, Senior, Series 2, AMBAC-Insured, Call 11/1/10 @ 100, 5.250% due 11/1/20	1,062,960
1,000,000	AAA	Westfield, MA, MBIA-Insured, Call 12/15/11 @ 101, 5.500% due 12/15/20	1,098,890

		Total Pre-Refunded	14,711,265

Public Facilities — 1.2%
1,000,000	AAA	Boston, MA, Convention Center Act, Special Obligation, Series A, AMBAC-Insured, 5.000% due 5/1/25	1,060,610

Transportation — 6.6%
3,000,000	AAA	Massachusetts Bay Transportation Authority Revenue, Assessment, Series A, 5.250% due 7/1/30 (f)	3,579,090
2,000,000	AAA	Massachusetts State Port Authority Revenue, Series A, AMBAC-Insured, 5.000% due 7/1/25	2,151,400

		Total Transportation	5,730,490

Utilities — 1.3%
1,000,000	A-	Massachusetts State DFA Revenue, Devens Electric Systems, 6.000% due 12/1/30	1,080,960

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         11

Schedule of Investments (November 30, 2006) (continued)

Face Amount	Rating‡	Security	Value

Water & Sewer — 3.9%
$1,000,000	AA	Boston, MA, Water & Sewer Commission Revenue, Senior Series A, 5.000% due 11/1/24	$1,072,770
		Massachusetts State Water Pollution Abatement Trust:
2,000,000	AAA	Pool Program, Series 9, 5.250% due 8/1/28	2,176,380
80,000	AAA	Series A, Unrefunded Balance, 6.375% due 2/1/15	80,078

		Total Water & Sewer	3,329,228

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $67,557,490)	71,450,002

SHORT-TERM INVESTMENTS (k) — 16.1%
Education — 0.7%
600,000	A-1+	Massachusetts State, HEFA Revenue, Wellesley College, Series G, 3.550%, 12/1/06	600,000

General Obligation — 6.0%
		Massachusetts State GO:
		Central Artery:
3,350,000	A-1+	Series A, SPA-Landesbank Baden-Wuerttenburg, 3.650%, 12/1/06	3,350,000
300,000	A-1+	Series B, SPA-State Street Bank & Trust Co., 3.650%, 12/1/06	300,000
		Consolidated Loan:
650,000	A-1+	Series A, SPA-Dexia Credit Local, 3.730%, 12/1/06	650,000
900,000	A-1+	Series B, SPA-Bank of America, 3.730%, 12/1/06	900,000

		Total General Obligation	5,200,000

Hospitals — 3.2%
945,000	A-1+	Massachusetts State HEFA, Partners Healthcare Systems, Series D-6, 3.670%, 12/1/06	945,000
1,800,000	A-1+	Massachusetts State HEFA Revenue, Childrens Hospital, Series L-2, AMBAC-Insured, SPA-Bank of America, 3.630%, 12/1/06	1,800,000

		Total Hospitals	2,745,000

Miscellaneous — 5.8%
		Massachusetts State HEFA:
455,000	A-1+	Capital Asset Program, Series C, MBIA-Insured, SPA-State Street Bank & Trust Co., 3.600%, 12/1/06	455,000
860,000	A-1+	Refunding Partners Healthcare System, Series D-5, 3.630%, 12/1/06	860,000
3,700,000	VMIG1(a)	Massachusetts State HEFA Revenue, Capital Asset Program, Series E, LOC-Bank of America, 3.570%, 12/1/06	3,700,000

		Total Miscellaneous	5,015,000

See Notes to Financial Statements.

12         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Schedule of Investments (November 30, 2006) (continued)

Face Amount	Rating‡	Security	Value

Water & Sewer — 0.4%
$300,000	A-1+	Massachusetts State Water Resources Authority, Multi-Modal, Refunding Subordinated Series D, LOC-Landesbank Baden-Wurttemberg, 3.600%, 12/1/06	$300,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $13,860,000)	13,860,000

		TOTAL INVESTMENTS — 99.1% (Cost — $81,417,490#)	85,310,002
		Other Assets in Excess of Liabilities — 0.9%	793,900

		TOTAL NET ASSETS — 100.0%	$86,103,902

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Rating by Moody’s Investors Service. All ratings are unaudited.

(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)	Underlying bond is Pre-Refunded with government obligations and/or agency securities to 11/1/11, Call @ 100, 5.500% due 11/1/15.

(e)	Residual interest tax-exempt securities—coupon varies inversely with level of short-term tax-exempt interest rates.

(f)	All or a portion of this security is segregated for open futures contracts.

(g)	Inverse floating rate security—coupon varies inversely with level of short-term tax-exempt interest rates (See Note 1).

(h)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(i)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(j)	Rating by Fitch Ratings Service. All ratings are unaudited.

(k)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $81,420,257.

See pages 14 and 15 for definitions of ratings.

Abbreviations used in this schedule:
ACA	— American Capital Assurance
AMBAC	— Ambac Assurance Corporation
CARS	— Complimentary Auction Rate Securities
DFA	— Development Finance Agency
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IFA	— Industrial Finance Agency
INFLOS	— Inverse Floaters
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
Radian	— Radian Assets Assurance RITES-Residual Interest Tax-Exempt Securities
RITES	— Residual Interest Tax-Exempt Securities
SPA	— Standby Bond Purchase Agreement
XLCA	— XL Capital Assurance Inc.

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         13

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

14         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AAA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         15

Statement of Assets and Liabilities (November 30, 2006)

ASSETS:
Investments, at value (Cost — $81,417,490)	$85,310,002
Interest receivable	1,262,316
Receivable for Fund shares sold	799,566
Prepaid expenses	7,328

Total Assets	87,379,212

LIABILITIES:
Payable for securities purchased	1,000,000
Distributions payable	111,886
Payable to broker — variation margin on open futures contracts	55,000
Investment management fee payable	25,385
Due to custodian	10,364
Distribution fees payable	8,238
Payable for Fund shares repurchased	6,286
Deferred compensation payable	4,737
Trustees’ fees payable	3,919
Accrued expenses	49,495

Total Liabilities	1,275,310

Total Net Assets	$86,103,902

NET ASSETS:
Par value (Note 6)	$6,686
Paid-in capital in excess of par value	85,473,293
Undistributed net investment income	53,246
Accumulated net realized loss on investments and futures contracts	(3,282,845)
Net unrealized appreciation on investments and futures contracts	3,853,522

Total Net Assets	$86,103,902

Shares Outstanding:
Class A	5,368,834

Class B	852,877

Class C	464,305

Net Asset Value:
Class A (and redemption price)	$12.88

Class B *	$12.87

Class C *	$12.86

Maximum Public Offering Price Per Share:
Class A† (based on maximum initial sales charge of 4.25%)	$13.45

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
†	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.

See Notes to Financial Statements.

16         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Statement of Operations (For the year ended November 30, 2006)

INVESTMENT INCOME:
Interest	$3,624,985

EXPENSES:
Investment management fee (Note 2)	349,254
Distribution fees (Notes 2 and 4)	191,340
Legal fees	58,409
Shareholder reports (Note 4)	52,701
Audit and tax	23,396
Transfer agent fees (Notes 2 and 4)	10,846
Trustees’ fees (Note 2)	9,012
Registration fees	8,319
Custody fees	3,130
Proxy fees	3,047
Insurance	1,673
Miscellaneous expenses	6,571

Total Expenses	717,698
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(90,578)

Net Expenses	627,120

Net Investment Income	2,997,865

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(103,416)
Futures contracts	675,320

Net Realized Gain	571,904

Change in Net Unrealized Appreciation/Depreciation From:
Investments	558,641
Futures contracts	(62,232)

Change in Net Unrealized Appreciation/Depreciation	496,409

Net Gain on Investments and Futures Contracts	1,068,313

Increase in Net Assets From Operations	$4,066,178

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         17

Statements of Changes in Net Assets (For the years ended November 30,)

	2006	2005
OPERATIONS:
Net investment income	$2,997,865	$2,858,255
Net realized gain (loss)	571,904	(1,038,490)
Change in net unrealized appreciation/depreciation	496,409	(242,683)

Increase in Net Assets From Operations	4,066,178	1,577,082

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,983,749)	(2,816,306)

Decrease in Net Assets From Distributions to Shareholders	(2,983,749)	(2,816,306)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	27,634,669	8,901,326
Reinvestment of distributions	1,749,505	1,524,667
Cost of shares repurchased	(9,272,314)	(14,117,527)

Increase (Decrease) in Net Assets From Fund Share Transactions	20,111,860	(3,691,534)

Increase (Decrease) in Net Assets	21,194,289	(4,930,758)
NET ASSETS:
Beginning of year	64,909,613	69,840,371

End of year*	$86,103,902	$64,909,613

* Includes undistributed net investment income of:	$53,246	$37,292

See Notes to Financial Statements.

18         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$12.69		$12.93		$13.13	$13.01	$12.93

Income (Loss) From Operations:
Net investment income	0.56		0.58		0.60	0.64	0.66
Net realized and unrealized gain (loss)	0.20		(0.25)		(0.20)	0.12	0.09

Total Income From Operations	0.76		0.33		0.40	0.76	0.75

Less Distributions From:
Net investment income	(0.57)		(0.57)		(0.59)	(0.64)	(0.67)
Net realized gains	—		—		(0.01)	—	—

Total Distributions	(0.57)		(0.57)		(0.60)	(0.64)	(0.67)

Net Asset Value, End of Year	$12.88		$12.69		$12.93	$13.13	$13.01

Total Return(2)	6.09%		2.58%		3.11%	5.96%	5.96%

Net Assets, End of Year (000s)	$69,155		$46,714		$47,307	$50,937	$46,656

Ratios to Average Net Assets:
Gross expenses	0.88%		0.91%		0.87%	0.85%	0.85%
Net expenses	0.75	(3)(4)	0.85	(3)(4)	0.86 (4)	0.85	0.85
Net investment income	4.43		4.49		4.56	4.84	5.11

Portfolio Turnover Rate	2%		12%		21%	19%	51%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Effective August 1, 2005, the manager will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class B Shares(1)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$12.68		$12.92		$13.13	$13.00	$12.92

Income (Loss) From Operations:
Net investment income	0.50		0.50		0.52	0.56	0.59
Net realized and unrealized gain (loss)	0.18		(0.25)		(0.20)	0.14	0.09

Total Income From Operations	0.68		0.25		0.32	0.70	0.68

Less Distributions From:
Net investment income	(0.49)		(0.49)		(0.52)	(0.57)	(0.60)
Net realized gains	—		—		(0.01)	—	—

Total Distributions	(0.49)		(0.49)		(0.53)	(0.57)	(0.60)

Net Asset Value, End of Year	$12.87		$12.68		$12.92	$13.13	$13.00

Total Return(2)	5.47%		2.00%		2.48%	5.48%	5.41%

Net Assets, End of Year (000s)	$10,979		$13,873		$17,618	$21,168	$21,750

Ratios to Average Net Assets:
Gross expenses	1.47%		1.49%		1.40%	1.39%	1.33%
Net expenses	1.34	(3)(4)	1.44	(3)(4)	1.39 (4)	1.39	1.33
Net investment income	3.88		3.90		4.03	4.30	4.59

Portfolio Turnover Rate	2%		12%		21%	19%	51%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Effective August 1, 2005, the manager will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class C Shares(1)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$12.67		$12.91		$13.11	$12.99	$12.91

Income (Loss) From Operations:
Net investment income	0.48		0.50		0.52	0.56	0.59
Net realized and unrealized gain (loss)	0.19		(0.25)		(0.20)	0.13	0.09

Total Income From Operations	0.67		0.25		0.32	0.69	0.68

Less Distributions From:
Net investment income	(0.48)		(0.49)		(0.51)	(0.57)	(0.60)
Net realized gains	—		—		(0.01)	—	—

Total Distributions	(0.48)		(0.49)		(0.52)	(0.57)	(0.60)

Net Asset Value, End of Year	$12.86		$12.67		$12.91	$13.11	$12.99

Total Return(2)	5.43%		1.97%		2.50%	5.37%	5.36%

Net Assets, End of Year (000s)	$5,970		$4,323		$4,915	$5,311	$6,007

Ratios to Average Net Assets:
Gross expenses	1.52%		1.52%		1.46%	1.46%	1.40%
Net expenses	1.39	(3)(4)	1.47	(3)(4)	1.45 (4)	1.46	1.40
Net investment income	3.80		3.88		3.97	4.23	4.56

Portfolio Turnover Rate	2%		12%		21%	19%	51%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Effective August 1, 2005, the manager will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Massachusetts Municipals Fund (formerly known as Smith Barney Massachusetts Municipals Fund) (the “Fund”), is a Massachusetts business trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Inverse Floaters. The Fund may participate either in structuring an inverse floater or purchasing an inverse floater in the secondary market. An inverse floater generally has a floating or variable rate of interest that moves in the opposite direction of market interest rates. So, when short term interest rates move in an upward direction, the interest rate paid on the inverse floater decreases, and vice versa when market interest rates decrease. Inverse floaters also generally respond more rapidly to market interest rate changes than fixed rate securities. Inverse floaters are subject to interest rate and leveraging risks.

When structuring an inverse floater, the Fund will transfer to a trust fixed-rate tax-exempt municipal bonds purchased by the Fund. The trust then typically issues two

22         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

traunches of variable rate securities that are collateralized by the cash flows of the fixed-rate tax-exempt municipal bonds. The two traunches are known as an inverse floater and a variable rate demand obligation (“VRDO”). The VRDO pays interest based on a floating rate set by a remarketing agent at predetermined intervals. The inverse floater, also known as a residual interest tax-exempt security (a “RITES”), is transferred to the Fund, which receives interest based on the remaining cash flow of the trust, after payment of interest on the VRDO and various expenses of the trust. When structuring an inverse floater, the Fund would also be required to retain the municipal bond on its balance sheet and recognize a liability for the VRDO traunch of the trust, along with the periodic interest expense associated with the VRDO. Both the municipal bond and the VRDO are marked to market when the Fund determines its net asset value.

When the Fund purchases an inverse floater in the secondary market, it is required to mark the inverse floater to market when determining net asset value. Interest income is accrued as earned and unrealized gains or losses are recognized when marked to market.

As of November 30, 2006, the inverse floater held by the Fund was acquired in the secondary market.

(d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         23

Notes to Financial Statements (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$3,047	—	$(3,047)
(b)	(1,209)	$1,209	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment adviser, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administration contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to the Legg Mason transaction, the Fund paid SBFM an investment advisory fee calculated daily and paid monthly at an annual rate of 0.30% of the Fund’s average daily net assets and an administration fee calculated daily and paid monthly at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million.

Effective December 1, 2005, the administration contract was terminated.

Under the new investment management agreement, effective December 1, 2005, the Fund paid SBFM a management fee calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million.

Effective August 1, 2005, the manager is waiving investment management fees and/or reimbursing expenses at the rate necessary to limit total annual operating expenses for Class A shares to 0.75% of average net assets. The manager is waiving investment management fees and/or reimbursing expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A. The manager may change or eliminate the voluntary expense limitation at any time.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immedi -

24         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

ately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

During the year ended November 30, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $85,487. In addition, during the year ended November 30, 2006, the Fund was reimbursed for expenses amounting to $5,091.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), as co-distributors of the Fund. LMPFA is a wholly-owned broker-dealer subsidiary of Legg Mason. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There was a maximum initial sales charge of 4.00% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 4.00% to 4.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2006, LMIS and its affiliates did not receive any sales charges or CDSCs.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         25

Notes to Financial Statements (continued)

the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2007, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of November 30, 2006, the Fund had accrued $4,737 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended November 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$9,306,045

Sales	1,345,000

At November 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,010,127
Gross unrealized depreciation	(120,382)

Net unrealized appreciation	$3,889,745

At November 30, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury Bonds	80	3/07	$9,111,010	$9,150,000	$(38,990)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

26         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

For the year ended November 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$79,475	$6,359	$29,964
Class B	80,654	3,571	16,795
Class C	31,211	916	5,942

Total	$191,340	$10,846	$52,701

5.	Distributions to Shareholders by Class

	Year Ended November 30, 2006	Year Ended November 30, 2005
Net Investment Income:
Class A	$2,336,721	$2,036,703
Class B	478,357	602,547
Class C	168,671	177,056

Total	$2,983,749	$2,816,306

6.	Shares of Beneficial Interest

At November 30, 2006, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2006		Year Ended November 30, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,964,563	$25,149,682	611,207	$7,822,845
Shares issued on reinvestment	111,596	1,425,190	87,842	1,123,628
Shares repurchased	(389,393)	(4,965,921)	(677,102)	(8,683,145)

Net Increase	1,686,766	$21,608,951	21,947	$263,328

Class B
Shares sold	31,534	$402,669	24,510	$315,208
Shares issued on reinvestment	19,240	245,321	24,365	311,647
Shares repurchased	(291,949)	(3,721,062)	(318,236)	(4,077,311)

Net Decrease	(241,175)	$(3,073,072)	(269,361)	$(3,450,456)

Class C
Shares sold	162,750	$2,082,318	59,506	$763,273
Shares issued on reinvestment	6,199	78,994	6,995	89,392
Shares repurchased	(45,975)	(585,331)	(106,019)	(1,357,071)

Net Increase (Decrease)	122,974	$1,575,981	(39,518)	$(504,406)

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         27

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C
Daily
12/29/2006	$0.048279	$0.042150	$0.041952

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2006	2005
Distributions paid from:
Tax-Exempt Income	$2,983,749	$2,816,306

As of November 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income—net	$61,015
Capital loss carryforward*	(3,182,338)
Other book/tax temporary differences(a)	(105,509)
Unrealized appreciation/(depreciation)(b)	3,850,755

Total accumulated earnings/(losses)—net	$623,923

*	During the taxable year ended November 30, 2006, the Fund utilized $564,271 of its capital loss carryover available from prior years. As of November 30, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
11/30/2008	$(433,171)
11/30/2010	(343,455)
11/30/2011	(554,670)
11/30/2012	(1,206,214)
11/30/2013	(644,828)

$(3,182,338)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM

28         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         29

Notes to Financial Statements (continued)

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim,

30         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information

Shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented during the first half of 2007.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a compre -

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         31

Notes to Financial Statements (continued)

hensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be December 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

32         Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Massachusetts Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Massachusetts Municipals Fund (formerly Smith Barney Massachusetts Municipals Fund), as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Massachusetts Municipals Fund, as of November 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2007

Legg Mason Partners Massachusetts Municipals Fund 2006 Annual Report         33

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 28, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with SBFM and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and

34         Legg Mason Partners Massachusetts Municipals Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of

Legg Mason Partners Massachusetts Municipals Fund         35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

36         Legg Mason Partners Massachusetts Municipals Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Massachusetts Municipals Fund (formerly known as Smith Barney Massachusetts Municipals Fund) (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Non-Interested Trustees:
Dwight B. Crane c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 1988	Professor — Harvard Business School	46	None

Burt N. Dorsett c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1930	Trustee	Since 1994	President — Dorsett McCabe Capital Management Inc. (from 1986 to 2004); Chief Investment Officer of Leeb Capital Management, Inc. (from 1999 to 2003)	24	None

Elliot S. Jaffe** c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1926	Trustee	Since 1994	Chairman of the Board of The Dress Barn Inc.	24	The Dress Barn Inc.

Stephen E. Kaufman c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1932	Trustee	Since 1987	Attorney	36	Trustee Consulting Group Capital Markets Fund

Cornelius C. Rose, Jr. c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1932	Trustee	Since 1994	Chief Executive Officer — Performance Learning Systems	24	None

Legg Mason Partners Massachusetts Municipals Fund         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

38         Legg Mason Partners Massachusetts Municipals Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002-2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)	N/A	N/A

Legg Mason Partners Massachusetts Municipals Fund         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Jaffe became Trustee Emeritus on December 31, 2006.

***	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40         Legg Mason Partners Massachusetts Municipals Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund's Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions as to the following proposals: (1) elect Board Members, (2) Regroup and Reorganize Fund and (3) Revise Fundamental Investment Policies.

Proposal 1: Election of Board Members

Nominees	Votes For	Authority Withheld	Abstentions
Elliot J. Berv	3,533,718.471	63,613.765	0.000
A. Benton Cocanougher	3,528,438.136	68,894.100	0.000
Jane F. Dasher	3,532,195.299	65,136.937	0.000
Mark T. Finn	3,511,405.956	85,926.280	0.000
Rainer Greeven	3,506,125.621	91,206.615	0.000
Stephen Randolph Gross	3,533,718.471	63,613.765	0.000
Richard E. Hanson Jr.	3,532,195.299	65,136.937	0.000
Diana R. Harrington	3,532,195.299	65,136.937	0.000
Susan M. Heilbron	3,532,195.299	65,136.937	0.000
Susan B. Kerley	3,532,195.299	65,136.937	0.000
Alan G. Merten	3,505,938.928	91,393.308	0.000
R. Richardson Pettit	3,532,195.299	65,136.937	0.000
R. Jay Gerken, CFA	3,511,405.956	85,926.280	0.000

Proposal 2: Regroup and Reorganize Fund

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Regroup and Reorganize	2,959,582.332	40,120.051	80,818.853	516,811.000

Proposal 3: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	2,961,686.515	60,013.898	58,820.823	516,811.000
Underwriting	2,939,433.719	82,236.603	58,850.914	516,811.000
Lending	2,925,514.939	99,371.510	55,634.787	516,811.000
Issuing Senior Securities	2,923,892.706	100,993.743	55,634.787	516,811.000
Real Estate	2,947,827.454	77,028.904	55,664.878	516,811.000
Commodities	2,925,514.939	99,341.419	55,664.878	516,811.000
Concentration	2,921,757.776	103,128.673	55,634.787	516,811.000
Non-Fundamental	2,922,844.622	102,041.827	55,634.787	516,811.000

Legg Mason Partners Massachusetts Municipals Fund         41

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended November 30, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

42         Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners

Massachusetts Municipals Fund

TRUSTEES Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Elliot S. Jaffe* Stephen E. Kaufman Cornelius C. Rose, Jr.

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

* Mr. Jaffe became Trustee Emeritus on December 31, 2006

This report is submitted for the general information of shareholders of Legg Mason Partners Massachusetts Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s Investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investors Services, LLC

Member NASD, SIPC

FD0302 1/07	SR06-231

Legg Mason Partners

Massachusetts Municipals Fund

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Frenkel is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2005 and November 30, 2006 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $13,500 in 2005 and $16,600 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Massachusetts Municipals Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,200 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Massachusetts Municipals Fund

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Massachusetts Municipals Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or

one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Massachusetts Municipals Fund , the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Massachusetts Municipals Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Massachusetts Municipals Fund during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Massachusetts Municipals Fund ’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Massachusetts Municipals Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Massachusetts Municipals Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Massachusetts Municipals Fund

Date:	February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Massachusetts Municipals Fund

Date:	February 8, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Massachusetts Municipals Fund

Date:	February 8, 2007